PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2020
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Schedule of Prepaid expenses and other current assets
	December 31, 2020	December 31, 2019
Other receivable (1)	$167,748	$234,710
Prepaid expenses and other (2)	251,965	104,550
Subtotal	419,713	339,260
Allowance for doubtful accounts	-	-
Prepaid expenses and other current assets, net	$419,713	$339,260